UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 16, 2006
Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas	77043

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 467-2221
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Explanatory Note
The sole purpose of this 8-K/A filing is to correct the item number and caption under which information in the previous 8-K filed on May 19, 2006 originally appeared.
Item 7.01 Regulation FD Disclosure
On May 16, 2006, the Company conducted a Webcast that included a PowerPoint slide presentation. The transcript of the Webcast and PowerPoint slide presentation were furnished as Exhibit 99.1 and 99.2, respectively, to the Form 8-K filed by the Company on May 19, 2006 all of which are incorporated with this Item 7.01 by reference.
These exhibits were furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the registrant specifically incorporated it by reference.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
99.1	Transcript of Webcast conducted by the Company on May 16, 2006*

99.2	PowerPoint slide presentation used during Webcast conducted by the Company on May 16, 2006*

* Previously furnished in the Current Report on Form 8-K filed with the SEC on May 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC. (Registrant)
Date: November 8, 2006	By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Transcript of Webcast conducted by the Company on May 16, 2006*

99.2	PowerPoint slide presentation used during Webcast conducted by the Company on May 16, 2006*

* Previously furnished in the Current Report on Form 8-K filed with the SEC on May 19, 2006.